EXHIBIT 10.12


                       ALEXANDER & ALEXANDER SERVICES INC.
                        ASSISTANT SECRETARY'S CERTIFICATE
                        ---------------------------------


The undersigned hereby certifies that he is the Senior Vice President, General Counsel and Assistant Secretary of Alexander & Alexander Services Inc., a Maryland corporation (the "Company") and that as such he is authorized to execute and deliver this certificate. The undersigned hereby certifies as follows:

              Attached hereto as Exhibit A is a true, correct and complete copy of resolutions duly adopted by the Board of Directors at a meeting duly called and held on August 17, 1995. Such resolutions have not been amended or modified, are in full force and effect in the form adopted and are the only resolutions adopted by the Board of Directors in connection with certain amendments to the Company's Employee Discount Stock Purchase Plan.



IN WITNESS WHEREOF, I have signed this certificate






Dated:        March 29, 1996


                                  ALEXANDER & ALEXANDER SERVICES INC.


                           By:    /s/ Albert A. Skwietz, Jr.

                                  Name:   Albert A. Skwiertz, Jr.
                                  Title:  Senior Vice President, General Counsel
                                          and Assistant Secretary





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                              RESOLUTIONS AMENDING

                     THE ALEXANDER & ALEXANDER SERVICES INC.
                      EMPLOYEE DISCOUNT STOCK PURCHASE PLAN
                              AS OF AUGUST 17, 1995



                  RESOLVED, that the Board of Directors of the Company hereby approves amending the Company's Employee Discount Stock Purchase Plan (the "Plan") as follows:

                  (a) to delete the third sentence of Section 8.2, which deleted sentence provided as follows: "A Participant shall not be permitted to pledge, transfer or sell Shares held in his or her Account until they are issued in certificate form after expiration of the Minimum Holding Period."; and

                  (b) to delete the second and third sentences of Article I of the Plan and replace those sentences with the following single sentence: "Such purchases shall be made from funds accumulated through payroll deductions in accordance with the provisions of the Plan, which is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code."; and

                  (c) to delete the existing Section 2.1(g) and replace it with the following:

                           (g) EXPIRATION DATE. The last day of any Offering period, as determined pursuant to the Plan and as specified in each Offering. The Expiration Date shall be not later than (i) 27 months from the Commencement Date of any Offering made to Employees of any Subsidiary organized under the laws of any state of the United States or (ii) 60 months from the Commencement Date of any Offering made to Employees of any Subsidiary organized under the laws of any other jurisdiction.